Trade Receivables and Other Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Trade Receivables and Other Receivables [Abstract]
Open balances	$ 1,816	$ 1,233
Income receivables		80
Trade receivables	$ 1,816	$ 1,313	[1]

[1]	See Note 2.C regarding initial application of International Financial Reporting Standard ("IFRS") 16, Leases. According to the transitional method that was chosen, comparative data were not restated.